PLAYTIKA HOLDING CORP. Fourth Quarter 2025 and Full Year 2025 Results February 26, 2026

LEGAL DISCLAIMER 2 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this prese ntation, including statements regarding our business strategy, plans and our objectives for future operations, are forward-looking statements. Further, statements that include words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “intent,” “may,” “might,” “potential,” “present,” “preserve,” “project,” “pursue,” “should,” “will,” or “would,” or the negat ive of these words or other words or expressions of similar meaning may identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. The achievement or success of the matters covered by such forward-looking statements involves significant risks, uncertainties and assumptions, including, but not limited to, the risks and uncertainties discussed in our filings with the Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment and industry. As a result, it is not possible for our management to assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forwar d-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated, predicted or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation: • actions of our majority shareholder or other third parties that influence us; • our reliance on third-party platforms, such as the iOS App Store and Google Play Store, to distribute our games and collect revenues, and the risk that such platforms may adversely change their policies; • our reliance on a limited number of games to generate the majority of our revenue; • our reliance on a small percentage of total users to generate a majority of our revenue; • our free-to-play business model, and the value of virtual items sold in our games, is highly dependent on how we manage the game revenues and pricing models; • our inability to refinance our indebtedness or to obtain additional financing on favorable terms or at all; • our inability to identify acquisition targets that fit our strategy or complete acquisitions and integrate any acquired busin esses successfully or realize the anticipated benefits of such acquisitions could limit our growth, disrupt our plans and operations or impact the amount of capital allocated to mergers and acquisitions; • our ability to compete in a highly competitive industry with low barriers to entry; • our ability to retain existing players, attract new players and increase the monetization of our player base; • our ability to develop and/or launch new products and content or otherwise execute against our product roadmap strategy; • we have significant indebtedness and are subject to the obligations and restrictive covenants under our debt instruments; • the impact of an economic recession or periods of increased inflation, and any reductions to household spending on the types of discretionary entertainment we offer; • our controlled company status; • legal or regulatory restrictions or proceedings could adversely impact our business and limit the growth of our operations; • risks related to our international operations and ownership, including our significant operations in Israel and Ukraine and the fact that our controlling stockholder is a Chinese-owned company; • geopolitical events such as the Wars in Israel and Ukraine; • our reliance on key personnel; • market conditions or other factors affecting the payment of dividends, including the decision whether or not to pay a dividend; • uncertainties regarding the amount and timing of repurchases under our stock repurchase program; • security breaches or other disruptions could compromise our information or our players’ information and expose us to liability; and • our inability to protect our intellectual property and proprietary information could adversely impact our business. Additional factors that may cause future events and actual results, financial or otherwise, to differ, potentially materially , from those discussed in or implied by the forward-looking statements include the risks and uncertainties discussed in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur, and reported results should not be considered as an indication of future performance. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements speak only as of the date they are made. Except as required by law, we undertake no obligation to update any forward-looking statements for any reason to conform these statements to actual results or to changes in our expectations. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures of us, including Adjusted Net Income and Adjusted EBITDA. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flow of the company. You should not consider these non-GAAP financial measures in isolation, or as a substitute for analysis of results as reported under GAAP. For information regarding the non-GAAP financial measures used by us, and for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, see the Appendix to this presentation. `

FY2025 FINANCIAL RESULTS SUMMARY 3 Initial Guidance Updated Guidance (1) Actual Revenue $2,800 million to $2,850 million $2,700 million - $2,750 million $2,755.4 million Net Income / (Loss) - - $(206.4) million Net Income / (Loss) Margin % - - (7.5)% Adjusted Net Income - - $197.5 million Adjusted Net Income % - - 7.2% Adjusted EBITDA $715 million to $740 million $715 million to $740 million 753.2 million Adjusted EBITDA Margin % 25.5% to 26.0% 26.5% to 26.9% 27.3% Capital Expenditures $95 million $95 million $86.1 million Free Cash Flow - - $481.6 million Note (1): Updated guidance as of the company’s Q2 earnings announcement on August 7 th , 2025. Note: USD in millions. See appendix for definitions of Adjusted EBITDA and Free Cash Flow. Adjusted EBITDA is a non - gaap measure, see reconciliation on slides 15 and 16.

FY2025 SELECTED HIGHLIGHTS FY25 Revenue of $2,755.4 million, Net Loss of $(206.4) million, Adjusted Net Income of $197.5 million, Adjusted EBITDA of $75 3.2 million, and Free Cash Flow of $481.6 million. Revenue increased by 8.1% Y/Y. Net Income decreased by (227.3)% Y/Y. Adjusted Net Income decreased by (10.0)% Y/Y. Adjusted EBITDA decreased by (0.6)% Y/Y. Free Cash Flow increased by 21.4% Y/Y. Direct - to - Consumer Platform revenue grew 17.3% Y/Y. Casual Themed Games Portfolio represents 70.8% of total revenue in FY25 vs. 58.9% in FY24. 370K Average Daily Paying Users, 18.6% increase Y/Y. SuperPlay is one of the fastest growing studios in the mobile gaming industry at their scale. 4 Note: USD in millions. See appendix for definitions of Adjusted EBITDA, Adjusted Net Income, Average Daily Paying Users, Average Daily Active Users, AR PDAU, and Free Cash Flow. Adjusted EBITDA and Adjusted Net Income are non - gaap measures, see reconciliation on slides 15, 16, and 17.

FY2025 FINANCIAL HIGHLIGHTS 5 Revenue Free Cash Flow +8.1% +21.4% Note: USD in millions. See appendix for definitions of Adjusted EBITDA and Free Cash Flow. Adjusted EBITDA is a non - gaap measures, see reconciliation on slides 15 and 16. Net Income (227.3)% Adjusted EBITDA (0.6)%

Q4 FINANCIAL HIGHLIGHTS Revenue of $678.8 million, Net Income of $(309.3) million, Adjusted Net Income of $89.0 million, and Adjusted EBITDA of $201. 4 million. Revenue increased by 0.6% sequentially and 4.4% year over year. Adjusted Net Income increased by 35.3% sequentially and 229.6% year over year. Adjusted EBITDA decreased (7.4)% sequentially and increased 9.5 % year over year. Record breaking Direct - to - Consumer revenue grew 19.5% sequentially and 43.2% year over year. Adjusted Net Income margin of 13.1%, compared to 9.8% in Q3 2025 and 4.2% in Q4 2024. Adjusted EBITDA margin of 29.7%, compared to 32.2% in Q3 2025 and 28.3% in Q4 2024. Cash, cash equivalents, and short - term investments totaled $820.2 million as of December 31, 2025. 6 Note: USD in millions. See appendix for definitions of Adjusted EBITDA and Adjusted Net Income. Adjusted EBITDA and Adjusted Net Income are non - gaap measures, see reconciliation on slides 15, 16, and 17.

Q4 BUSINESS HIGHLIGHTS Average Daily Paying Users of 357K increased 0.8% sequentially and 5.3% year over year. Average Payer Conversion of 4.5%, up from 4.3% in Q3 2025 and 4.2% in Q4 2024. Bingo Blitz revenue of $158.5 million decreased (2.5)% sequentially and flat year over year. Disney Solitaire revenue of $71.6 million increased 21.4% sequentially. June’s Journey revenue of $70.0 million increased 2.5% sequentially and down (2.0)% year over year. 7Note: See appendix for definitions of Average Daily Paying Users and Average Payer Conversion.

QUARTERLY REVENUE BY PLATFORM 8 Direct - to - Consumer Platforms Revenue Third - Party Platforms RevenueTotal Revenue +4.4% +43.2% (9.9)% Note: USD in millions. See appendix for definitions of Direct - to - Consumer Platforms.

SELECTED QUARTERLY FINANCIALS 9 Note: USD in millions. See appendix for definitions of Adjusted EBITDA. Adjusted EBITDA is a non - gaap measure, see reconciliation on slides 15 and 16. Net Income N/A Adjusted EBITDA and Margin +9.5%

QUARTERLY KPI TRENDS 10 Average Daily Paying Users (in millions) Average Daily Active Users (in millions) Average Revenue per Daily Active User Average Payer Conversion +5.3% (1.3)% +30bps Note: See appendix for definitions of Average Daily Paying Users, Average Daily Active Users, Average Revenue per Daily Acti ve User, and Average Payer Conversion. +4.5%

REVENUE CONTRIBUTION 11Note: See appendix for definitions of Casual Themed Games, Social Casino Themed Games, and Direct - to - Consumer Platforms. Revenue Mix (Casual and Social Casino) Revenue Mix (DTC and 3 rd Party Platforms)

CAPITAL STRUCTURE OVERVIEW 12 Available Liquidity (as of 12/31/25) Debt Maturity Profile (as of 12/31/25) Approximately $1.37 billion in available liquidity (1) Liquidity is expected to continue to improve with Free Cash Flow generation Extended maturity of revolving credit facility to March of 2027. Net LTM leverage of approximately 2.1x. Capital Structure and Capital Allocation Note: USD in millions. Note (1): Liquidity as of 12/31/25.

FISCAL YEAR 2026 GUIDANCE 13 FY25 Actual FY26 Guidance Revenue $2,755.4 million $2,700 million to $2,800 million Adjusted EBITDA $753.2 million $730 million to $770 million Adjusted EBITDA Margin 27.3% 27% to 27.5% Capital Expenditures $86.1 million $80 million Note: USD in millions. See appendix for definition of Adjusted EBITDA. Adjusted EBITDA is a non - gaap measure, see reconciliation of historical figures on slides 15 and 16.

APPENDIX Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures and should not be construed as an alternative to net income as an indicator of operating performance, nor as an alternative to cash flow provided by operating activities as a measure of liquidity, or any other performance measu re in each case as determined in accordance with GAAP. Our Credit Agreement defines Adjusted EBITDA as net income before (i) interest expense, (ii) interest income, (iii) provision for income taxes, (iv) depreciation and amortization expense, (v) impairment charges, (vi) stock-based compensation, (vii) contingent consideration, (viii) acquisition and related expenses, and (ix) certain other items. We calculate Adjusted EBITDA Margin as Adjusted EBITDA divided by revenues. We define Adjusted Net Income as net income before (i) impairment charges, and (ii) contingent consideration. Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Net Income as calculated herein may not be comparable to similarly title d measures reported by other companies within the industry and are not determined in accordance with GAAP. Our presentation of Adjusted EBITDA, Adjusted EBITDA Margin and Adju sted Net Income should not be construed as an inference that our future results will be unaffected by unusual or unexpected items. Non-GAAP Financial Measure 14

APPENDIX Reconciliation of GAAP to Non-GAAP Measure 15Note: USD in millions. (1) Reflects stock - based compensation expense related to the issuance of equity awards to our employees and Directors. (2) Includes costs incurred to evaluate and pursue acquisition activities as well as costs incurred by the Company in connection with the evaluation of strategic alternatives. (3) The amount for the three months ended December 31, 2025 consists of costs incurred by the Company for severance. The amount f or the three months ended December 31, 2024 consists primarily of $1.3 million and $0.7 million incurred by the Company related to severance and restructuring activities, r espectively. Three Months Ended, December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 Adjusted EBITDA Reconciliation Net Income (Loss) (16.7)$ 30.6$ 33.2$ 39.1$ (309.3)$ Provision for income taxes 38.3 10.5 11.9 19.0 (7.9) Interest expense and other, net 33.7 26.7 64.6 40.3 36.2 Depreciation and Amortization 48.6 59.2 61.0 59.3 55.3 EBITDA 103.9$ 127.0$ 170.7$ 157.7$ (225.7)$ Impairment charges 32.6 - 0.4 1.5 4.5 Stock-based compensation (1) 29.0 25.5 17.5 21.8 17.7 Contingent consideration 6.0 6.9 (33.0) 30.8 394.1 Acquisition and related expenses (2) 10.0 6.5 3.6 5.3 9.6 Other items (3) 2.4 1.4 7.8 0.4 1.2 Adjusted EBITDA 183.9$ 167.3$ 167.0$ 217.5$ 201.4$

APPENDIX Reconciliation of GAAP to Non-GAAP Measure 16Note: USD in millions. (1) Reflects stock - based compensation expense related to the issuance of equity awards to our employees and Directors. (2) Includes costs incurred to evaluate and pursue acquisition activities as well as costs incurred by the Company in connection with the evaluation of strategic alternatives. (3) The amount for the year ended December 31, 2025 consists primarily of $9.8 million and $2.0 million incurred by the Company r ela ted to restructuring activities and severance, respectively, and $1.1 million of reimbursement of a tax assessment paid under protest in 2023. The amount for the year ended De cember 31, 2024 consists primarily of $14.5 million and $6.9 million incurred by the Company related to severance and restructuring activities, respectively. Twelve Months Ended, December 31, 2024 December 31, 2025 Adjusted EBITDA Reconciliation Net Income 162.2$ (206.4)$ Provision for income taxes 118.3 33.5 Interest expense and other, net 111.1 167.8 Depreciation and Amortization 165.7 234.8 EBITDA 557.3$ 229.7$ Impairment of intangible assets 68.9 6.4 Stock-based compensation (1) 99.2 82.5 Contingent consideration (9.8) 398.8 Acquisition and related expenses (2) 19.7 25.0 Other items (3) 22.4 10.8 Adjusted EBITDA 757.7$ 753.2$

APPENDIX Reconciliation of GAAP to Non-GAAP Measure 17Note: USD in millions. Three Months Ended, December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 Net Income Reconciliation Net Income (Loss) (16.7)$ 30.6$ 33.2$ 39.1$ (309.3)$ Impairment charges 32.6 - 0.4 1.5 4.5 Contingent consideration 6.0 6.9 (33.0) 30.8 394.1 Income tax impact of adjustments 5.1 (1.3) 5.9 (5.6) (0.3) Adjusted Net Income 27.0$ 36.2$ 6.5$ 65.8$ 89.0$

APPENDIX Calculation of Free Cash Flow 18Note: USD in millions. Twelve Months Ended, December 31, 2024 December 31, 2025 Free Cash Flow Reconciliation Cash Flow from Operating Activities 490.1$ 567.7$ Purchase of property and equipment (40.9) (36.3) Capitalization of internal use software costs (31.6) (28.6) Purchase of software for internal use (20.8) (21.2) Free Cash Flow 396.8$ 481.6$

APPENDIX Average Revenue per Daily Active User: or “ARPDAU” means ( i) the total revenue in a given period, (ii) divided by the number of days in that period, (iii) divided by the average Daily Active Users during that period. Daily Active Users: or “DAUs” means the number of individuals who played one of our games during a particular day on a partic ula r platform. Under this metric, an individual who plays two different games on the same day is counted as two DAUs. Similarly, an individual who plays the same game on two di fferent platforms (e.g., web and mobile) or on two different social networks on the same day would be counted as two Daily Active Users. Average Daily Active Users for a pa rticular period is the average of the DAUs for each day during that period. Daily Paying Users: or “DPUs” means the number of individuals who purchased, with real world currency, virtual currency or it ems in any of our games on a particular day. Under this metric, an individual who makes a purchase of virtual currency or items in two different games on the same day is counte d a s two DPUs. Similarly, an individual who makes a purchase of virtual currency or items in any of our games on two different platforms (e.g., web and mobile) or on two diffe ren t social networks on the same day could be counted as two Daily Paying Users. Average Daily Paying Users for a particular period is the average of the DPUs for each day du ring that period. Daily Payer Conversion: means ( i) the total number of Daily Paying Users, (ii) divided by the number of Daily Active Users on a particular day. Average Daily Pa yer Conversion for a particular period is the average of the Daily Payer Conversion rates for each day during that period. Casual Themed Games: portfolio of games that include - Bingo Blitz, Solitaire Grand Harvest, June’s Journey, Best Fiends, Board Kings, Pirate Kings, Pearl’s Peril, Best Fiends Stars, Redecor, Animals & Coins, Dice Dreams, Domino Dreams, Disney Solitaire, and Other. Social Casino Themed Games: portfolio of games that include - Slotomania, House of Fun, Caesars Slots, World Series of Poker, Go vernor of Poker 3, and Other. Direct - to - Consumer Platforms: Playtika’s own internal proprietary platforms where payment processing fees and other related expe nses for in - app purchases are typically 3 to 4%, compared to the 30% platform fee for third party platforms. Adjusted Net Income: We define Adjusted Net Income as net income before ( i) impairment charges, and (ii) contingent considerations. Adjusted EBITDA: Our Credit Agreement defines Adjusted EBITDA as net income before ( i) interest expense, (ii) interest income, (iii) provision for income taxes, (iv) depreciation and amortization expense, (v) stock - based compensation, (vi) contingent consideration, (vii) acquisition and related expenses, a nd (viii) certain other items. Free Cash Flow: We defined Free Cash Flow as net cash provided by operating activities minus capital expenditures. Our capi tal expenditures include purchase of property and equipment, capitalization of internal use software costs, and purchase of software for internal use. Glossary of Key Terms 19